EXHIBIT 10.04

COVENANT ADDENDUM

TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

COVENANT ADDENDUM dated as of May 27, 2003 among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, and JPMORGAN CHASE BANK, CITICORP USA, INC., WACHOVIA BANK, N.A., THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, each as an Initial DIP Lender, to the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended, the “DIP Credit Agreement”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of the DIP Credit Agreement, the Borrowers and the Initial Majority DIP Lenders are to enter into a Covenant Addendum to the DIP Credit Agreement on or prior to May 27, 2003; and

WHEREAS, the DIP Credit Agreement contemplates that the Covenant Addendum will set forth the capital expenditures covenant and the EBITDA covenant (and definitions related thereto) and such other agreements and undertakings as the Borrowers and the Initial Majority DIP Lenders shall mutually agree upon;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions. This Covenant Addendum is the “Covenant Addendum” contemplated by the DIP Credit Agreement. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement shall have the meaning assigned to such term in the DIP Credit Agreement.

Section 2. Maximum Capital Expenditures. (a) Covenant Levels for each Borrower Group. Each Borrower will not permit Capital Expenditures for its Borrower Group for any period to exceed the amount applicable for such period to such Borrower Group as set forth in Annex A across from the heading “Maximum Capital Expenditures”; provided that 100% of the excess, if any, of the Maximum Capital Expenditures permitted for such Borrower Group for any period over its actual Capital Expenditures for such period shall be carried over to the following period and added to the amount of the Maximum Capital Expenditures for such

Borrower Group permitted for such following period.

(b) Covenant Levels for All Loan Parties. The Borrowers will not permit Capital Expenditures for all of the Loan Parties (“All Loan Parties”) for any period to exceed, in the aggregate, the amount applicable for such period to All Loan Parties as set forth in Annex A across from the heading “Maximum Capital Expenditures”; provided that 100% of the excess, if any, of the Maximum Capital Expenditures permitted for All Loan Parties for each period over their actual Capital Expenditures during such period shall be carried over to the following period and added to the amount of the Maximum Capital Expenditures permitted for such following period.

(c) Related Definition. “Capital Expenditures”, with respect to any Person or group, for any period, shall mean the additions to property, plant and equipment and other capital expenditures of such Person or group that are (or would be) set forth in its or their consolidated statement of cash flows for such period prepared in accordance with GAAP.

(d) Applicable Period. Except for the two-month period ending on June 30, 2003, each period specified across from the heading “Maximum Capital Expenditures” in Annex A is a fiscal quarter ending on the day specified therein.

Section 3. Minimum Cumulative EBITDA. (a) Covenant Levels for All Loan Parties. The Borrowers will not permit EBITDA for All Loan Parties for any period specified therein to be less, in the aggregate, than the amount set forth for such period in Annex A across from the heading “Minimum Cumulative EBITDA”.

(b) Related Definition. “EBITDA”, with respect to All Loan Parties, for any period, shall mean consolidated net income of All Loan Parties for such period plus (i) without duplication and to the extent deducted in determining such consolidated net income for such period, the sum of (A) consolidated interest expense for such period, (B) consolidated income tax expense for such period, (C) all amounts attributable to depreciation and amortization for such period, (D) fees of the Lenders under the DIP Credit Agreement for such period and (E) any extraordinary non-cash charges for such period, and minus (ii) without duplication and to the extent included in determining such consolidated net income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP.

(c) Applicable Period. Each period specified across from the heading “Minimum Cumulative EBITDA” in Annex A begins on May 1, 2003 and ends on the day specified therein.

Section 4. Minimum Cumulative EBITDAR. (a) Covenant Levels for each

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Borrower Group. Each Borrower will not permit EBITDAR for its Borrower Group for any period specified therein to be less, in the aggregate, than the amount applicable for such period to such Borrower Group as set forth in Annex A across from the heading “Minimum Cumulative EBITDAR”.

(b) Related Definition. “EBITDAR”, with respect to each Borrower Group, for any period, shall mean consolidated net income of such Borrower Group for such period plus (i) without duplication and to the extent deducted in determining such consolidated net income for such period, the sum of (A) consolidated interest expense for such period, (B) consolidated income tax expense for such period, (C) all amounts attributable to depreciation and amortization for such period, (D) fees of the Lenders under the DIP Credit Agreement for such period, (E) professional fees incurred or allocated in connection with the restructuring of such Borrower Group for such period and (F) any extraordinary non-cash charges for such period, and minus (ii) without duplication and to the extent included in determining such consolidated net income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP.

(c) Applicable Period. Each period specified across from the heading “Minimum Cumulative EBITDAR” in Annex A begins on May 1, 2003 and ends on the day specified therein.

Section 5. Borrowing Limits. The Borrowing Limit applicable to each Borrower Group on or after the Covenant Addendum Date shall be the amount set forth below under the column “Borrowing Limit” opposite such Borrower Group:

Borrower Group	Borrowing Limit
Century Borrower Group	$350 million
Century-TCI Borrower Group	$265 million
UCA Borrower Group	$250 million
Parnassos Borrower Group	$100 million
FrontierVision Borrower Group	$200 million
Olympus Borrower Group	$250 million
7A Borrower Group	$5 million
7B Borrower Group	$15 million
7C Borrower Group	$65 million

Section 6. Occurrence Of The Covenant Addendum Date. For purposes of the DIP Credit Agreement, the Covenant Addendum Date shall have occurred on May 27, 2003.

Section 7. GOVERNING LAW. THIS COVENANT ADDENDUM SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND

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GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 8. Counterparts; Effectiveness. This Covenant Addendum may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Covenant Addendum shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by (i) the Borrowers and (ii) the Initial Majority DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Covenant Addendum, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Covenant Addendum to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK
By:	/s/ William A. Austin
Name: William A. Austin
Title: Vice President

CITICORP USA, INC.
By:	/s/ Michael Schadt
Name: Michael Schadt
Title: Vice President

WACHOVIA BANK, N.A.
By:	/s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA
By:	/s/ Christopher Usas
Name: Christopher Usas
Title: Director

FLEET NATIONAL BANK
By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Authorized Officer

BANK OF AMERICA, N.A.
By:	/s/ William E. Livingstone, IV
Name: William E. Livingstone, IV
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Christopher Cox
Name: Christopher Cox
Title: Duly Authorized Signatory

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC. ACC OPERATIONS, INC. ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member

By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC. ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP. ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC. ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member

By:	Ft. Myers Acquisition Limited Partnership, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member

By:	Ft. Myers Acquisition Limited Partnership, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole members

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. ADELPHIA COMPANY OF WESTERN CONNECTICUT ADELPHIA GENERAL HOLDINGS III, INC. ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC. ADELPHIA MOBILE PHONES ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding, Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC. ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC. ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS, INC. ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION BETTER TV, INC. OF BENNINGTON BLACKSBURG/SALEM CABLEVISION, INC. BRAZAS COMMUNICATIONS, INC. BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVSION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION FRONTIERVISION HOLDINGS CAPITAL II CORPORATION FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Partners, L.P., its sole member

By:	Adelphia GP Holdings, LLC, its general partner

By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner

By:	Adelphia GP Holdings, LLC, its general partner

By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member

By:	FrontierVision Partners, L.P., its general partner

By:	Adelphia GP Holdings, LLC, its general partner

By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:	FrontierVision Holdings, L.P., its general partner

By:	FrontierVision Partners, L.P., its general partner

By:	Adelphia GP Holdings, LLC, its general partner

By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:	ACC Cable Communications FL-VA, LLC, its sole member

By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member

By:	Olympus Cable Holdings, LLC, its sole member

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member

By:	Adelphia GS Cable, LLC, its sole member

By:	Olympus Cable Holdings, LLC, its sole member

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC. HUNTINGTON CATV, INC. IMPERIAL VALLEY CABLEVISION, INC. KALAMAZOO COUNTY CABLEVISION, INC. KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner

By:	Olympus Cable Holdings, LLC, its managing general partner

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
LOUISA CABLEVISION, INC. MANCHESTER CABLEVISION, INC MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC. MICKELSON MEDIA, INC. MICKELSON MEDIA OF FLORIDA, INC. MONUMENT COLORADO CABLEVISION, INC. MOUNTAIN CABLE COMMUNICATIONS CORPORATION MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC. MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC. OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC. PAGE TIME, INC. PARAGON CABLE TELEVISION INC. PARAGON CABLEVISION CONSTRUCTION CORPORATION PARAGON CABLEVISION MANAGEMENT CORPORATION PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION PULLMAN TV CABLE CO., INC. RENTAVISION OF BRUNSWICK, INC. RICHMOND CABLE TELEVISION CORPORATION RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner

By:	Adelphia Cable Partners, L.P., its general partner

By:	Olympus Cable Holdings, LLC, its managing general partner

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVhh Holdings, LLC, its general partner

By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner

By:	Eastern Virginia Cablevision, L.P., its sole member

By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner

By:	Century Cable Holdings, LLC, its sole member

By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member

By:	Olympus Cable Holdings, LLC, its sole member

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner

By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC. THE WESTOVER T.V. CABLE CO., INCORPORATED THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner

By:	Olympus Cable Holdings, LLC, its sole member

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

By:	Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner

By:	Olympus Communications, L.P., its sole member

By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION TMC HOLDINGS, LLC TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member

By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/S/ WILLIAM T. SCHLEYER
	Name:	William T. Schleyer
	Title:	Chief Executive Officer